INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES
INCOME TAXES

8. INCOME TAXES

        The Company has analyzed its filing positions in all significant federal and state jurisdictions where it is required to file income tax returns, as well as open tax years in these jurisdictions. The Company's U.S. and state tax returns remain subject to examination for the year ended 1998 and all subsequent periods due to the availability of tax loss and credit carryforwards. The Company determined there are no uncertain tax positions existing as of December 31, 2012 or 2011.

        The components of the Company's net deferred tax asset at December 31, 2012 and 2011 were as follows:

	2012	2011
Net operating loss carryforwards	$72,756,414	$63,969,813
Tax basis in intangible assets	3,868,769	4,095,269
Deferred financing costs for tax	8,644,459	7,010,462
Research and development credits	9,142,943	8,266,610
Stock option expense	3,028,904	2,754,981
Other	46,506	448,140

	97,487,995	86,545,275
Valuation allowance	(97,487,995)	(86,545,275)

	$—	$—

        The Company recognized an income tax benefit based on the receipt of an income tax credit for 2012 of $121,791 compared to the recognition of no income tax benefit or expense for 2011 or 2010. The income tax benefit was a result of an election to accelerate research and development credits in lieu of receiving bonus depreciation on certain property under Section 168(k)(4) of the Internal Revenue Code of 1986, as amended. The Company's current and accumulated losses result in net operating loss carryforwards. At December 31, 2012, the Company had approximately $192,732,223 of net operating loss carryforwards that are available to reduce future taxable income for a period of up to 20 years. The net operating loss carryforwards expire in the years 2018-2032 and their utilization in future years may be limited as prescribed by Section 382 of the United States Internal Revenue Code; however, the Company has not performed an analysis to determine the amount of any such limitation. The net operating loss carryforwards as well as amortization of various intangibles, principally acquired in-process research and development, and other items have generated deferred tax benefits, which have been recorded as deferred tax assets and are entirely offset by a tax valuation allowance. The valuation allowance has been provided at 100% to reduce the deferred tax assets to zero, which is the amount management believes is more likely than not to be realized. Additionally, the Company has provided a full valuation allowance against approximately $9,142,943 of research and development credits, which are available to reduce future income taxes, if any in the future. The research and development credits expire in the years 2018-2032.

        The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate of 34.5% to pre-tax income as follows:

	2012	2011	2010
Tax at U.S. federal statutory rate	$(9,562,620)	$(17,804,934)	$(15,937,695)
State taxes, net of federal benefit	(900,827)	(1,677,276)	(1,501,377)
Research and development credits	(667,308)	(1,537,863)	(966,941)
Other, net	66,244	132,491	133,932
Change in valuation allowance	10,942,720	20,887,582	18,272,081

	$(121,791)	$—	$—